Exhibit 99.1

For Immediate Release:

CONTACT:

Bob Husted	David Rosenthal
Investor Relations Manager	Chief Financial Officer
(303) 440-5330	(303) 440-5330

SpectraLink Reports Second Quarter Results

BOULDER, Colo. — July 22, 2004 — SpectraLink Corporation (Nasdaq: SLNK) today reported revenue of $20.1 million and net income of $2.0 million, or $0.10 earnings per diluted share, for the second quarter of 2004. This represents record revenue that grew by 8% over the same period a year ago. In 2003, second quarter net income was $2.3 million, or $0.12 earnings per diluted share, on revenue of $18.6 million.

For the six months ended June 30, 2004, earnings per diluted share were $0.21 on net income of $4.1 million and revenue of $39.4 million. For the same period a year ago, earnings per diluted share were $0.18 on net income of $3.4 million and revenue of $33.2 million.

“It was very gratifying to achieve record levels in several areas of our financial performance this quarter, including total revenue, international sales, NetLink sales and OEM sales,” said John Elms, SpectraLink president and CEO. “Although quarterly results were below market expectations, our focus on building SpectraLink for long-term growth has not wavered. All of the achievements reached this quarter are key facets in the successful implementation of our stated long-term strategy.”

Webcast Information

SpectraLink will hold an audio webcast to discuss second quarter 2004 earnings results, today, July 22, at 4:30 p.m. Eastern Time. You can access the webcast and replay at www.spectralink.com.

About SpectraLink

SpectraLink Corporation (Nasdaq: SLNK) is the leading U.S. manufacturer and provider of wireless telephone systems for the workplace. SpectraLink distributes its products through strategic OEM partnerships, industry-leading service, equipment, and application providers, cultivating a vast customer base among industries including retail, education, healthcare, manufacturing, finance, information systems and telecommunications. For more information, visit http://www.spectralink.com .

Portions of this release contain forward-looking statements regarding future events based on current expectations. These forward-looking statements and other statements, such as statements regarding the future financial performance of SpectraLink, are subject to risks and uncertainties. Prospective investors should not place undue reliance on such forward-looking statements. SpectraLink cautions you that there are factors that could cause actual results to differ materially from the results indicated by such statements. These factors include, but are not limited to: the inability to close several large orders in the sales pipeline; adverse changes in economic and business conditions affecting

SpectraLink’s customers; the failure of the market for on-premises wireless telephone systems to grow or to grow as quickly as SpectraLink anticipates; the intensely competitive nature of the wireless communications industry, and a customer preference to buy all telephone communications systems from a single source provider that manufactures and sells PBX or key/hybrid systems; SpectraLink’s reliance on sole or limited sources of supply for many components and equipment used in its manufacturing process; the risk of business interruption arising from SpectraLink’s dependence on a single manufacturing facility; changes in rules and regulations of the FCC; and SpectraLink’s reliance on its 802.11 technology partners to continue to provide the wireless local area network for SpectraLink’s NetLink product, and to provide access points which support SpectraLink Voice Priority. For additional information concerning factors that could cause actual results to differ materially from the results indicated by the forward-looking statements and other statements in this release, we refer you to the documents SpectraLink files from time to time with the Securities and Exchange Commission, including the section titled Forward-Looking Statement Factors in our Annual Report on Form 10-K for the year ended December 31, 2003, and the section titled Forward-Looking Statement Factors in our Form 10-Q for quarterly period ended March 31, 2004. This filing is available on the Investors section of SpectraLink’s website located at www.spectralink.com. SpectraLink expressly disclaims any obligation to update or revise any forward-looking statements contained herein to reflect future events or developments after the date hereof.

Three pages of tables attached

SPECTRALINK CORPORATION AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)
ASSETS

	June 30,	December 31,
	2004	2003
CURRENT ASSETS:
Cash and cash equivalents	$52,976	$51,861
Trade accounts receivable, net of allowance of $346 and $341, respectively	14,886	14,470
Income taxes receivable	134	204
Inventory, net of allowance of $761 and $591, respectively	10,322	7,653
Deferred income taxes - current portion	1,788	1,562
Other	1,239	800

Total current assets	81,345	76,550
PROPERTY AND EQUIPMENT, at cost:
Furniture and fixtures	2,688	2,312
Equipment	9,785	9,245
Leasehold improvements	1,018	989

	13,491	12,546
Less - accumulated depreciation	(9,160)	(8,463)

Net property and equipment	4,331	4,083
DEFERRED INCOME TAXES, net of current portion	153	151
OTHER	477	387

TOTAL ASSETS	$86,306	$81,171

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$1,434	$1,453
Accrued payroll, commissions and employee benefits	1,917	3,114
Accrued sales, use and property taxes	684	724
Accrued warranty expenses	711	493
Other accrued expenses and liabilities	2,810	2,269
Deferred revenue	7,492	6,319

Total current liabilities	15,048	14,372
LONG-TERM LIABILITIES	227	250

TOTAL LIABILITIES	15,275	14,622

STOCKHOLDERS’ EQUITY:
Preferred stock, 5,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.01 par value, 50,000 shares authorized, 23,213 and 22,800 shares issued, respectively, and 19,284 and 18,871 shares outstanding, respectively	231	227
Additional paid-in capital	75,191	71,010
Retained earnings	25,003	24,706
Treasury stock, 3,929 shares, at cost	(29,394)	(29,394)

TOTAL STOCKHOLDERS’ EQUITY	71,031	66,549

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$86,306	$81,171

SPECTRALINK CORPORATION AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
NET SALES	$20,125	$18,635	$39,438	$33,204
COST OF SALES	7,367	5,927	14,215	10,907

Gross Profit	12,758	12,708	25,223	22,297
OPERATING EXPENSES:
Research and Development	2,303	2,101	4,368	4,004
Marketing and Selling	5,709	5,904	11,660	10,987
General and Administrative	1,593	1,062	2,810	2,057

Total Operating Expenses	9,605	9,067	18,838	17,048

INCOME FROM OPERATIONS	3,153	3,641	6,385	5,249
INVESTMENT INCOME AND OTHER	106	69	263	164

INCOME BEFORE INCOME TAXES	3,259	3,710	6,648	5,413
INCOME TAX EXPENSE	1,238	1,410	2,526	2,057

NET INCOME	$2,021	$2,300	$4,122	$3,356

BASIC EARNINGS PER SHARE	$0.11	$0.13	$0.22	$0.18

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	19,090	18,340	19,010	18,460

DILUTED EARNINGS PER SHARE	$0.10	$0.12	$0.21	$0.18

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	19,650	18,570	19,720	18,690

SPECTRALINK CORPORATION AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended
	June 30,
	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$4,122	$3,356
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	771	527
Income tax benefit from the exercise of stock options	588	56
Provision for bad debts	55	36
Provision for excess and obsolete inventory	220	332
Deferred income taxes	(228)	—
Changes in assets and liabilities -
Increase in trade accounts receivable	(471)	(1,522)
Increase in inventory	(2,889)	(328)
Increase in other assets and income taxes receivable	(459)	(491)
(Decrease) increase in accounts payable	(19)	243
Increase in accrued liabilities, income taxes payable and deferred revenue	689	1,677

Net cash provided by operating activities	2,379	3,886

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(1,019)	(1,194)

Net cash used in investing activities	(1,019)	(1,194)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments under long-term obligation	(17)	(6)
Proceeds from exercises of common stock options	3,276	159
Proceeds from issuances of common stock	321	297
Dividends paid	(3,825)	—
Purchases of treasury stock	—	(3,688)

Net cash used in financing activities	(245)	(3,238)

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	1,115	(546)
CASH AND CASH EQUIVALENTS, beginning of period	51,861	44,211

CASH AND CASH EQUIVALENTS, end of period	$52,976	$43,665

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$2,291	$1,498

SUPPLEMENTAL DISCLOSURE OF NON CASH INVESTING AND FINANCING ACTIVITIES:
Assets acquired under long-term obligation	$21	$127